As filed with the Securities and Exchange Commission (via EDGAR) on December 19, 1997
                                               Registration No. 333-40065



                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                             ---------------
                      POST-EFFECTIVE AMENDMENT NO. 1
                    TO FORM S-4 REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933
                             ---------------
                        AMERUS LIFE HOLDINGS, INC.
          (Exact name of registrant as specified in its charter)
                             ---------------

            IOWA                        6719                    42-1459712
(State or other jurisdiction    (Primary Standard Industrial (I.R.S. Employer
of incorporation or             Identification Number)        Classification
organization)                                                 Code Number)

                            699 Walnut Street
                          Des Moines, Iowa 50309
                              (515) 362-3600
(Name, address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Joseph Haggerty, Esq.
                             General Counsel
                        AmerUs Life Holdings,Inc.
                            699 Walnut Street
                          Des Moines, Iowa 50309
                              (515) 362-3600
      (Address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------

                     Copies of all Communications to:


      Jeffrey W. Tindell, Esq.        Richard G. Clemens, Esq.          J. Mark Klamer, Esq.
   Skadden, Arps, Slate, Meagher &        Sidley & Austin                 Bryan Cave LLP
              Flom LLP                One First National Plaza       211 North Broadway, Suite 3600
          919 Third Avenue            Chicago, Illinois 60603          St. Louis, Missouri 63102
      New York, New York 10022             (312) 853-7642                    (314) 259-2000
           (212) 735-3000


                             ---------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As promptly as practicable after this Registration Statement becomes effective and all the conditions to the proposed merger ("Merger") of a subsidiary of the Registrant with and into AmVestors Financial Corporation ("AmVestors"), as described in the enclosed Joint Proxy Statement/Prospectus, have been satisfied or waived (but in no event earlier than the 20th business day following the date on which the enclosed Joint Proxy Statement/Prospectus has been given or sent to stockholders of AmVestors).

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X|


               This post-effective amendment is being filed pursuant to an understanding with the Staff of the Securities and Exchange Commission to supplement the exhibit index to the Registration Statement and to file as exhibits certain legal opinions of counsel as to U.S. federal income matters that were required to be delivered by the Registrant and AmVestors as a condition to consummation of the Merger. These legal opinions were delivered on December 19, 1997 and the Merger was consummated on that date.



                                SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the under-
signed, thereunto duly authorized, in the City of Des Moines, State of Iowa, on December 19, 1997.


                                           AMERUS LIFE HOLDINGS, INC.


                                           By:  /s/ Roger K. Brooks
                                                _________________________
                                                Roger K. Brooks
                                                Chairman, President and
                                                Chief Executive Officer

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         NAME                                    TITLE                               DATE

  /s/ Roger K. Brooks
----------------------------
    Roger K. Brooks                Chairman, President and Chief Executive       December 19, 1997
                                     Officer (principal executive officer)
                                     and Director

 /s/ Michael E. Sproule
----------------------------
      Michael E. Sproule           Executive Vice President and Chief            December 19, 1997
                                     Financial Officer (principal
                                     financial officer)

 /s/ Michael G. Fraizer
----------------------------
     Michael G. Fraizer            Senior Vice President and Controller/         December 19, 1997
                                     Treasurer (principal accounting
                                     officer)

    John R. Albers*
----------------------------
    John R. Albers                 Director                                      December 19, 1997

   Malcolm Candlish*
----------------------------       Director                                      December 19, 1997
    Malcolm Candlish

  Maureen M. Culhane*
---------------------------        Director                                      December 19, 1997
  Maureen M. Culhane

  Thomas F. Gaffney*
---------------------------        Director                                      December 19, 1997
   Thomas F. Gaffney

    Ilene B. Jacob*
---------------------------        Director                                      December 19, 1997
    Ilene B. Jacobs

   Sam C. Kalainov*
---------------------------        Director                                      December 19, 1997
    Sam C. Kalainov

   John W. Norris, Jr.*
---------------------------        Director                                      December 19, 1997
   John W. Norris, Jr.

    Jack C. Pester
---------------------------        Director                                      December 19, 1997
    Jack C. Pester

     John A. Wing*
---------------------------        Director                                      December 19, 1997
     John A. Wing

*  Executed pursuant to a power of attorney by Joseph K. Haggerty




                          AMERUS LIFE HOLDINGS, INC.

              INDEX TO EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

      (a)  INDEX TO EXHIBITS-SUPPLEMENT

           The Index to Exhibits to the Registration Statement on Form S-4 of AmerUs Life Holdings, Inc., Registration No. 333-40065, as filed with the Securities and Exchange Commission (via EDGAR) on December 19, 1997, is hereby supplemented to include the exhibits listed below, each of which is filed herewith.

Exhibit No.       Description

      8.3 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP dated December 19, 1997, as to certain federal income tax matters.

      8.4 Opinion of Bryan Cave LLP dated December 19, 1997, as to certain federal income tax matters.

      23.9 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.3).

      23.10       Consent of Bryan Cave LLP (included in Exhibit 8.4).